                                                                   EXHIBIT 99.12

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                     OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                                % OF AGGREGATE
                                                                   PRINCIPAL
                                            AGGREGATE ORIGINAL  BALANCE AS OF   AVG CURRENT  WA GROSS
RANGE ($)                  NUMBER OF LOANS  PRINCIPAL BALANCE    CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
-------------------------  ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
0-24,999.01                      215        $     4,556,000.00       0.52       $ 21,084.51    9.731      99.15             641
25,000.01 - 50,000.00            839        $    30,249,788.00       3.43       $ 36,017.11    9.787      98.68             660
50,000.01 - 75,000.00            612        $    38,205,702.00       4.33       $ 62,358.65    9.013      94.81             658
75,000.01 - 100,000.00           548        $    48,268,554.00       5.47       $ 87,956.91    8.258      90.70             654
100,000.01 - 125,000.00          561        $    62,610,333.00       7.09       $111,524.76    7.389      85.81             650
125,000.01 - 150,000.00          469        $    64,717,550.00       7.33       $137,892.33    6.842      83.08             646
150,000.01 - 175,000.00          329        $    53,350,420.00       6.05       $162,042.42    6.657      81.37             647
175,000.01 - 200,000.00          330        $    62,022,150.00       7.03       $187,843.56    6.563      81.09             649
200,000.01 - 225,000.00          265        $    56,563,210.00       6.41       $213,347.73    6.571      80.97             651
225,000.01 - 250,000.00          212        $    50,385,112.00       5.71       $237,601.98    6.442      79.92             652
250,000.01 - 275,000.00          193        $    50,561,864.00       5.73       $261,866.75    6.501      81.27             654
275,000.01 - 300,000.00          169        $    48,673,842.00       5.52       $287,956.35    6.481      80.65             662
300,000.01 - 333,700.00          185        $    58,625,130.00       6.64       $316,807.07    6.374      79.78             656
333,700.01 - 350,000.00           70        $    23,933,000.00       2.71       $341,789.92    6.431      80.13             671
350,000.01 - 600,000.00          502        $   213,661,437.00      24.21       $425,525.87    6.392      80.66             667
600,000.01 - 1,000,000.00         24        $    16,120,750.00       1.83       $671,406.05    6.115      77.02             673
                               -----        ------------------     ------       -----------    -----      -----             ---
TOTAL:                         5,523        $   882,504,842.00     100.00       $159,701.00    6.893      83.02             657

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                                                % OF AGGREGATE
                                            AGGREGATE ORIGINAL     PRINCIPAL
                                            PRINCIPAL BALANCE   BALANCE AS OF   AVG CURRENT  WA GROSS
RANGE ($)                  NUMBER OF LOANS  AS OF CUT-OFF DATE   CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
-------------------------  ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
0-24,999.01                      215        $     4,533,170.13       0.51       $ 21,084.51    9.731      99.15             641
25,000.01 - 50,000.00            840        $    30,268,320.15       3.43       $ 36,033.71    9.789      98.68             659
50,000.01 - 75,000.00            614        $    38,338,254.64       4.35       $ 62,440.15    9.010      94.81             658
75,000.01 - 100,000.00           546        $    48,075,227.71       5.45       $ 88,049.87    8.259      90.70             653
100,000.01 - 125,000.00          560        $    62,465,819.45       7.08       $111,546.11    7.384      85.79             650
125,000.01 - 150,000.00          472        $    65,120,888.34       7.38       $137,967.98    6.845      83.10             646
150,000.01 - 175,000.00          329        $    53,385,885.46       6.05       $162,267.13    6.651      81.37             647
175,000.01 - 200,000.00          328        $    61,664,972.71       6.99       $188,002.97    6.562      81.08             648
200,000.01 - 225,000.00          265        $    56,562,131.88       6.41       $213,442.01    6.572      80.91             651
225,000.01 - 250,000.00          212        $    50,396,154.65       5.71       $237,717.71    6.438      79.95             652
250,000.01 - 275,000.00          192        $    50,290,853.29       5.70       $261,931.53    6.505      81.27             654
275,000.01 - 300,000.00          169        $    48,664,622.42       5.52       $287,956.35    6.481      80.65             662
300,000.01 - 333,700.00          185        $    58,609,308.15       6.64       $316,807.07    6.374      79.78             656
333,700.01 - 350,000.00          70         $    23,925,294.47       2.71       $341,789.92    6.431      80.13             671
350,000.01 - 600,000.00          502        $   213,613,987.24      24.22       $425,525.87    6.392      80.66             667
600,000.01 - 1,000,000.00         24        $    16,113,745.11       1.83       $671,406.05    6.115      77.02             673
                               -----        ------------------     ------       -----------    -----      -----             ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02             657

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                                                % OF AGGREGATE
                                            AGGREGATE ORIGINAL     PRINCIPAL
                                            PRINCIPAL BALANCE   BALANCE AS OF   AVG CURRENT  WA GROSS
MORTGAGE RATES(%)          NUMBER OF LOANS  AS OF CUT-OFF DATE   CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
-----------------          ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
LESS THAN 5.000                    1        $       208,327.49       0.02       $208,327.49    4.990      80.00             676
5.000 - 5.499                    129        $    34,283,702.23       3.89       $265,765.13    5.289      79.13             674
5.500 - 5.999                    781        $   195,949,309.59      22.22       $250,895.40    5.778      79.25             667
6.000 - 6.499                    673        $   149,309,247.11      16.93       $221,856.24    6.249      80.03             661
6.500 - 6.999                  1,040        $   231,629,678.53      26.26       $222,720.84    6.722      80.39             656
7.000 - 7.499                    391        $    71,174,673.84       8.07       $182,032.41    7.205      81.88             639
7.500 - 7.999                    485        $    69,521,286.31       7.88       $143,342.86    7.706      85.72             637
8.000 - 8.499                    230        $    24,776,059.61       2.81       $107,722.00    8.199      90.67             644
8.500 - 8.999                    502        $    36,186,485.66       4.10       $ 72,084.63    8.775      97.20             678
9.000 - 9.499                    213        $    13,767,288.88       1.56       $ 64,635.16    9.221      99.15             678
9.500 - 9.999                    307        $    17,759,597.77       2.01       $ 57,848.85    9.712      98.96             663
10.000 - 10.499                  123        $     5,917,188.69       0.67       $ 48,107.23   10.214      98.57             654
10.500 - 10.999                  354        $    18,742,191.01       2.12       $ 52,944.04   10.740      99.43             627
11.000 - 11.499                  213        $     9,076,706.12       1.03       $ 42,613.64   11.162      99.74             617
11.500 - 11.999                   79        $     3,677,175.07       0.42       $ 46,546.52   11.652      99.85             614
12.000 - 12.499                    1        $        34,749.19       0.00       $ 34,749.19   12.000     100.00             589
12.500 - 12.999                    1        $        14,968.70       0.00       $ 14,968.70   12.575      88.41             599
                               -----        ------------------     ------       -----------   ------     ------             ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02             657

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
ORIGINAL TERM (MOS)        NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
-------------------        ---------------  ------------------  --------------  -----------  --------  ----------  -----  -------
000 - 180                        710        $    39,197,296.55       4.44       $ 55,207.46    9.590      98.67           672
181 - 240                          4        $       195,954.06       0.02       $ 48,988.52    8.486      92.50           675
241 - 360                      4,809        $   842,635,385.19      95.53       $175,220.50    6.767      82.29           656
                               -----        ------------------     ------       -----------    -----      -----           ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02           657

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
REMAINING TERM (MOS)       NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
--------------------       ---------------  ------------------  --------------  -----------  --------  ----------  -----  -------
121 - 180                        710        $    39,197,296.55       4.44       $ 55,207.46    9.590      98.67            672
181 - 240                          4        $       195,954.06       0.02       $ 48,988.52    8.486      92.50            675
301 - 360                      4,809        $   842,635,385.19      95.53       $175,220.50    6.767      82.29            656
                               -----        ------------------     ------       -----------    -----      -----            ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02            657

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
MORTGAGE INSURANCE         NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC  WA FICO
------------------         ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
YES
NO                             5,523        $   882,028,635.80      10000%      $159,701.00    6.893      83.02           657
                               -----        ------------------     ------       -----------    -----      -----           ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02           657

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
LIEN                       NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
------                     ---------------  ------------------  --------------  -----------  --------  ----------  ----   -------
1                              3,648        $   780,270,779.69       8846%      $213,890.02    6.528      80.90           655
2                              1,875        $   101,757,856.11       1154%      $ 54,270.86    9.689      99.30           670
                               -----        ------------------     ------       -----------    -----      -----           ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02           657

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
SEASONING (MOS)            NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC  WA FICO
---------------            ---------------  ------------------  --------------  -----------  --------  ----------  ----  -------
0                                254        $    34,035,277.27        386%      $133,997.15    7.589      85.43           650
1                              2,608        $   391,003,117.83       4433%      $149,924.51    7.022      83.43           653
2                                669        $   105,636,157.87       1198%      $157,901.58    6.536      82.60           658
3                                894        $   160,882,633.62       1824%      $179,958.20    6.660      82.11           660
4                                176        $    26,259,761.24        298%      $149,203.19    6.998      84.04           664
5                                810        $   146,281,784.84       1658%      $180,594.80    6.837      82.37           662
6                                 61        $     9,442,246.21        107%      $154,790.92    7.197      85.35           658
7                                 46        $     7,847,827.89         89%      $170,604.95    7.361      82.61           659
8                                  3        $       245,618.70          3%      $ 81,872.90    8.216      94.60           712
9                                  2        $       394,210.33          4%      $197,105.17    6.038      76.27           613
                               -----        ------------------     ------       -----------    -----      -----           ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02           657

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
COMBINED LTVS              NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
-------------              ---------------  ------------------  --------------  -----------  --------  ----------  ----   -------
0.01 - 25.00                       4        $       242,066.88       0.03       $ 60,516.72    6.790      19.55           605
25.01 - 30.00                      4        $       356,807.09       0.04       $ 89,201.77    6.613      29.32           616
30.01 - 35.00                      2        $       174,846.32       0.02       $ 87,423.16    6.650      33.46           598
35.01 - 40.00                      4        $       761,763.40       0.09       $190,440.85    6.643      39.09           628
40.01 - 45.00                     12        $     1,906,328.52       0.22       $158,860.71    6.959      42.76           606
45.01 - 50.00                     13        $     2,274,452.94       0.26       $174,957.92    6.682      47.74           574
50.01 - 55.00                     16        $     3,177,210.48       0.36       $198,575.66    6.590      52.67           618
55.01 - 60.00                     26        $     4,345,477.48       0.49       $167,133.75    6.976      58.49           620
60.01 - 65.00                     31        $     6,362,954.01       0.72       $205,256.58    6.507      62.94           602
65.01 - 70.00                     73        $    18,421,276.48       2.09       $252,346.25    6.512      68.85           629
70.01 - 75.00                    130        $    32,794,204.68       3.72       $252,263.11    6.524      74.35           635
75.01 - 80.00                  2,528        $   566,394,247.22      64.21       $224,048.36    6.338      79.90           663
80.01 - 85.00                    159        $    33,773,616.48       3.83       $212,412.68    7.065      84.28           624
85.01 - 90.00                    336        $    55,902,412.33       6.34       $166,376.23    7.321      89.74           641
90.01 - 95.00                    203        $    30,390,698.96       3.45       $149,707.88    7.350      94.49           646
95.01 - 100.00                 1,982        $   124,750,272.53      14.14       $ 62,941.61    9.244      99.93           664
                               -----        ------------------     ------       -----------    -----      -----           ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02           657

OWNER OCCUPANCY OF MORTGAGE LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
OWNER OCCUPANCY            NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
---------------            ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
OWNER                          5,350        $   850,410,560.35      96.42       $158,955.24    6.881      83.02            656
INVESTMENT                       153        $    27,727,697.50       3.14       $181,226.78    7.192      83.33            679
SECOND HOME                       20        $     3,890,377.95       0.44       $194,518.90    7.365      81.94            680
                               -----        ------------------     ------       -----------    -----      -----            ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02            657

PROPERTY TYPE OF MORTGAGE LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
PROPERTY TYPES             NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
------------------         ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
SINGLE FAMILY                  4,532        $   712,904,619.15      80.83       $157,304.64    6.893      83.17            655
2-4 FAMILY                       187        $    37,202,341.08       4.22       $198,943.00    6.951      82.47            683
PUD                              370        $    65,131,381.72       7.38       $176,030.76    6.838      81.83            655
CONDO 1-4 STORIES                434        $    66,790,293.85       7.57       $153,894.69    6.919      82.86            662
                               -----        ------------------     ------       -----------    -----      -----            ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02            657

LOAN PURPOSE OF MORTGAGE LOANS

                                                AGGREGATE     % OF AGGREGATE
                                                PRINCIPAL         PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
LOAN PURPOSE               NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
--------------             ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
CASH OUT                       1,315        $   241,575,277.09      27.39       $183,707.44    6.787      81.27            633
PURCHASE                       4,057        $   617,574,923.63      70.02       $152,224.53    6.927      83.73            667
RATE/TERM REFI                   151        $    22,878,435.08       2.59       $151,512.82    7.098      82.33            626
                               -----        ------------------     ------       -----------    -----      -----            ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02            657

DOCUMENT TYPE OF MORTGAGE LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
DOCUMENT TYPE              NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
----------------------     ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
FULL                           3,454        $   502,539,599.76      56.98       $145,494.96    6.786      83.45            642
NO INCOME VERIFICATION         1,365        $   245,200,471.34      27.80       $179,634.04    7.195      82.14            694
FULL-BANK STATEMENTS             615        $   117,238,594.60      13.29       $190,631.86    6.770      83.09            643
LIMITED INCOME                    89        $    17,049,970.10       1.93       $191,572.70    6.558      82.50            666
                               -----        ------------------     ------       -----------    -----      -----            ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02            657

PRODUCT TYPE OF MORTGAGE LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
PRODUCT TYPE               NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
-------------------------  ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
2/28 ARM 60 MONTH IO           2,160        $   523,966,480.65      59.40       $242,577.07    6.488      80.62            657
2/28 ARM                         652        $    99,265,307.38      11.25       $152,247.40    6.862      82.87            644
30 YEAR FIXED                  1,294        $    80,192,535.26       9.09       $ 61,972.59    9.214      95.27            661
3/27 ARM 60 MONTH IO             331        $    63,757,095.82       7.23       $192,619.62    6.311      81.62            657
5/25 ARM 60 MONTH IO             205        $    46,719,381.33       5.30       $227,899.42    6.336      79.78            664
30/15 BALLOON LOANS              698        $    38,175,039.01       4.33       $ 54,692.03    9.635      99.31            674
3/27 ARM                         103        $    17,348,734.09       1.97       $168,434.31    6.492      80.93            640
5/25 ARM                          58        $    10,623,050.66       1.20       $183,156.05    6.238      78.72            660
15 YEAR FIXED                     12        $     1,022,257.54       0.12       $ 85,188.13    7.889      74.83            595
30 YEAR FIXED 120 MONTH I          6        $       762,800.00       0.09       $127,133.33    7.174      79.58            630
20 YEAR FIXED                      4        $       195,954.06       0.02       $ 48,988.52    8.486      92.50            675
                               -----        ------------------     ------       -----------    -----      -----            ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02            657

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
STATE                      NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
----------                 ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
CALIFORNIA                     2,369        $   523,025,563.16      59.30       $220,779.05    6.777      81.68            666
WASHINGTON                       537        $    75,541,929.21       8.56       $140,673.98    6.786      83.48            650
COLORADO                         495        $    60,037,825.08       6.81       $121,288.54    6.741      83.08            646
OTHER                          2,122        $   223,423,318.35      25.33       $105,289.03    7.241      85.99            640
                               -----        ------------------     ------       -----------    -----      -----            ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02            657

PREPAY PENALTY FOR MORTGAGE LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL         PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
PREPAY PENALTY             NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
------------------         ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
HAS PREPAY PENALTY             4,608        $   801,093,513.64      90.82       $173,848.42    6.779      82.51            658
NONE                             915        $    80,935,122.16       9.18       $ 88,453.69    8.017      88.08            649
                               -----        ------------------     ------       -----------    -----      -----            ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02            657

PREPAY TERM FOR MORTGAGE LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
  PREPAY TERM              NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
-----------------          ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
12                               210        $    48,245,783.06       5.47       $229,741.82    6.745      81.46            662
24                             3,387        $   570,107,049.85      64.64       $168,322.13    6.861      82.86            659
30                               953        $   169,535,717.62      19.22       $177,896.87    6.550      81.81            652
36                                58        $    13,204,963.11       1.50       $227,671.78    6.326      80.22            665
NO PREPAY PENALTY                915        $    80,935,122.16       9.18       $ 88,453.69    8.017      88.08            649
                               -----        ------------------     ------       -----------    -----      -----            ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02            657

FICO SCORES OF MORTGAGE LOANS

                                                AGGREGATE       % OF AGGREGATE
                                                PRINCIPAL          PRINCIPAL
                                              BALANCE AS OF     BALANCE AS OF   AVG CURRENT  WA GROSS
FICO SCORES                NUMBER OF LOANS     CUT-OFF DATE      CUT-OFF DATE     BALANCE       CPN    WA COMBLTV  GWAC   WA FICO
-----------                ---------------  ------------------  --------------  -----------  --------  ----------  ----  --------
520 TO 539                         6        $     1,130,954.26       0.13       $188,492.38    7.228      75.08            529
540 TO 559                        89        $    15,772,994.14       1.79       $177,224.65    7.567      74.11            549
560 TO 579                       138        $    25,195,836.76       2.86       $182,578.53    7.413      78.06            569
580 TO 599                       349        $    48,196,959.25       5.46       $138,100.17    7.392      81.87            589
600 TO 619                       911        $   128,766,492.31      14.60       $141,346.31    6.980      83.58            609
620 TO 639                       744        $   115,158,167.45      13.06       $154,782.48    6.826      83.45            629
640 TO 659                       953        $   154,804,391.41      17.55       $162,439.03    6.904      83.44            649
660 TO 679                       740        $   121,686,548.55      13.80       $164,441.28    6.819      83.10            669
680 TO 699                       576        $    91,210,984.89      10.34       $158,352.40    6.799      83.40            689
700 TO 719                       427        $    77,727,179.43       8.81       $182,030.87    6.684      83.37            709
720 TO 739                       228        $    40,352,161.12       4.57       $176,983.16    6.708      83.49            729
740 TO 759                       186        $    28,764,081.90       3.26       $154,645.60    6.765      83.89            749
760 TO 779                        99        $    20,372,028.90       2.31       $205,778.07    6.647      83.66            767
780 TO 799                        60        $    10,245,097.99       1.16       $170,751.63    6.637      84.96            788
800 TO 819                        17        $     2,644,757.44       0.30       $155,573.97    6.634      81.62            806
                               -----        ------------------     ------       -----------    -----      -----            ---
TOTAL:                         5,523        $   882,028,635.80     100.00       $159,701.00    6.893      83.02            657